Exhibit 10.1
SECOND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
     THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 13th day of August 2010, by and between Silicon Valley Bank (“Bank”) and Comarco, Inc., a California corporation and Comarco Wireless Technologies, Inc., a Delaware corporation (jointly and severally, “Borrower”) whose address is 25541 Commercentre Drive, Lake Forest, CA 92630.
Recitals
     A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of February 12, 2009 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).
     B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
     C. Borrower has requested that Bank amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.
Agreement
     Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
     2. Amendments to Loan Agreement. The Loan Agreement is amended as follows, effective on the date hereof (except where a different effective date is specified below):
          2.1 Limited Waiver of Defaults. Borrower has advised Bank that Borrower has failed to comply with the Quick Ratio Financial Covenant set forth in Section 6.9(a) of the Loan Agreement for each of the compliance periods ending April 30, 2010, May 31, 2010 and June 30, 2010 (the “Existing Quick Ratio Defaults”). Bank and Borrower agree that the Existing Quick Ratio Defaults are hereby waived. It is understood by the parties hereto, however, that such waiver does not constitute a waiver of any other provision or term of the Loan Agreement or any related document, nor a waiver of this covenant as of any other date, nor an agreement to waive in the future this covenant or any other provision or term of the Loan Agreement or any related document.

          2.2 Addition of Streamline Provision. Section 2.1.1(b) of the Loan Agreement is hereby amended in its entirety to read as follows:
(b)	Streamline Period.
(i)	Streamline Period Definition. A “Streamline Period” is the period during which: (A) the principal amount of all outstanding Obligations is less than $2,000,000 (the “Maximum Outstandings Requirement”) and (B) no Default or Event of Default has occurred and is continuing (clauses (A) and (B) above are, collectively, referred to herein as the “Streamline Requirements”).

(ii)	Streamline Period Provisions. During a Streamline Period, the following provisions shall apply:
(A)	Changes to Reporting Requirements. Delivery to Bank of transaction reports, schedules and assignments of Accounts, and schedules of collections shall be provided as set forth in Section 6.2(a) below.

(B)	Proceeds of Accounts to be Deposited in Operating Account. During a Streamline Period, the payments on, and proceeds of, Accounts will be deposited into Borrower’s operating account without first being applied to the Obligations as provided for in Section 6.3(c) hereof.

(C)	Standard Terms and Conditions Apply. Upon the earliest to occur of (I) a breach of the Maximum Outstandings Requirement or (II) the occurrence of a Default or Event of Default under the Loan Documents, all of the respective terms and conditions of this Agreement that have been modified by this Section

2.1.1(b) will immediately revert to the respective standard terms and conditions as provided for in this Agreement (without giving effect to this Section 2.1.1(b)), which standard terms will immediately go back into effect without any further action on the part of Bank or Borrower and such standard terms and conditions will remain in effect until the Maturity Date.
          2.3 Modification Regarding Collateral Monitoring Fee. Section 2.4(b) of the Loan Agreement is hereby amended in its entirety to read as follows:
(b)	Collateral Monitoring Fee. A monthly collateral monitoring fee of $2,000, payable in arrears on the last day of each month (prorated for any partial month at the beginning and upon termination of this Agreement); provided, however, for any month in which a Streamline Period is in effect for the entire month, the Collateral Monitoring Fee for such month will be $1,000; and
          2.4 Modification Regarding Transaction Reports. Section 6.2(a)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:
(i)	a Transaction Report (and any schedules related thereto) weekly and at the time of each request for an Advance; provided, however, if a Streamline Period is in effect, then monthly (within fifteen (15) days after the end of each month) and at the time of each request for an Advance;
          2.5 Modification Regarding Collection of Accounts. Section 6.3(c) of the Loan Agreement is hereby amended in its entirety to read as follows:
(c)	Collection of Accounts. Until payment in full in cash of all Advances and all other Obligations relating to the Revolving Line (other than inchoate indemnity obligations) and Bank’s obligations to make Advances and any other Credit Extensions relating to the Revolving Line have terminated (provided that Borrower’s obligation under this sentence shall not end at a time when any Event of Default exists), Borrower shall be a party to a three party agreement (the “Lockbox Agreement”) with

Bank and a lockbox provider (the “Lockbox Provider”). The Lockbox Agreement and Lockbox Provider shall be acceptable to Bank. Borrower shall use the lockbox address as the payment address on all invoices issued by Borrower and shall direct all its Account Debtors to remit their payments to the lockbox address. The Lockbox Agreement shall provide that the Lockbox Provider shall remit all collections received in the lockbox to Bank. Upon Bank’s receipt of such collections, Bank shall apply the same as follows:
(i)	If a Streamline Period is in effect, Bank shall deposit such proceeds into the operating account of Borrower at Bank that is designated by Borrower; and

(ii)	If a Streamline Period is not in effect, Bank shall apply such proceeds to the outstanding Advances, and if all outstanding Advances have been paid in full, Bank shall deposit the remainder into the operating account of Borrower at Bank that is designated by Borrower; and

(iii)	If a Default or Event of Default has occurred and is continuing, without limiting Bank’s other rights and remedies, Bank shall have the right to apply such proceeds pursuant to the terms of Section 9.4 hereof.
It is understood and agreed by Borrower that this Section does not impose any affirmative duty on Bank to do any act other than transfer or apply funds as required by this Section. Without limitation on the foregoing, whether or not an Event of Default has occurred and is continuing, Borrower shall hold all payments on, and proceeds of, Accounts that Borrower receives, in trust for Bank, and Borrower shall immediately deliver all such payments and proceeds to Bank in their original form, duly endorsed, to be applied to the Obligations pursuant to the terms of Sections 6.3(c) and 9.4 hereof.

          2.6 Modification Regarding Quick Ratio Financial Covenant. Section 6.9 of the Loan Agreement is hereby amended in its entirety to read as follows:
6.9	Financial Covenants.

Borrower shall maintain at all times, to be tested as of the last day of each month (commencing with the month ending July 31, 2010), unless otherwise noted, on a consolidated basis:
(a)	Quick Ratio. A ratio of Quick Assets to Current Liabilities of at least 1.25 to 1.0.
          2.7 Modification Regarding Compliance Certificate. The form of Compliance Certificate (attached as Exhibit B to the Loan Agreement) is hereby replaced with the form of Compliance Certificate attached hereto.
     3. Limitation of Amendments.
          3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
          3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
     4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
          4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
          4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
          4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

          4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
          4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
          4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and
          4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
     5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of an amendment fee in an amount equal to $10,000 and (c) Bank’s receipt of the Consent to Amendment and Reaffirmation of Guaranty attached hereto, duly executed and delivered by each Guarantor (unless Bank, in its sole discretion at any time waives in writing the receipt of any such Consent).
[Signature page follows.]

     In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Comarco, Inc.

By:	/s/ Brett Maver	By:	/s/ Winston Hickman
	Name: Brett Maver		Name: Winston Hickman
	Title: Relationship Manager		Title: Chief Financial Officer

BORROWER

Comarco Wireless Technologies, Inc.

		By:	/s/ Winston Hickman
Name: Winston Hickman
Title: Chief Financial Officer

CONSENT TO AMENDMENT
AND REAFFIRMATION OF GUARANTY
     Each of the undersigned acknowledges that his consent to the foregoing Second Amendment to Loan and Security Agreement dated as of even date herewith (the “Amendment”) is not required, but the undersigned nevertheless does hereby consent to the terms and conditions of the Amendment and agrees that the Guaranty of the undersigned relating to the Obligations of Borrower shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.
     Each of the undersigned represents and warrants that, after giving effect to the Amendment, all representations and warranties of the undersigned contained in the Guaranty are true, accurate and complete as if made the date hereof.
Dated as of August 13, 2010

GUARANTOR	COMARCO, INC.
	By:	/s/ Winston Hickman
		Name:	Winston Hickman
		Title:	Chief Financial Officer

GUARANTOR	COMARCO WIRELESS TECHNOLOGIES, INC.
	By:	/s/ Winston Hickman
		Name:	Winston Hickman
		Title:	Chief Financial Officer

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:
FROM: COMARCO, INC AND COMARCO WIRELESS TECHNOLOGIES, INC.
     The undersigned authorized officer of Comarco, Inc. and Comarco Wireless Technologies, Inc. (jointly and severally, the “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                                          with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower [or any of its Subsidiaries] relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 45 days	Yes No

A/R, A/P Agings and Reconciliations	Monthly within 15 days	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

Projections	Within 30 days prior to start of FY	Yes No

Foreign Credit Insurance Policies	Upon finalization of terms and upon completion of any updates or changes	Yes No

Transaction Reports	Weekly and with each Advance request; provided, however, if a Streamline Period is in effect, then Monthly within 15 days and with each Advance request.	Yes No

The following intellectual property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies
Maintain on a Monthly Basis:
Minimum Quick Ratio	1.25 to 1.0	___ to 1.0	Yes No

Performance Pricing		Applies
Quick Ratio ≥ 2.0 to 1.0	Prime + 1.5%	Yes No
Quick Ratio < 2.0 to 1.0	Prime + 2.5%	Yes No

     The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.
     The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

COMARCO, INC.		BANK USE ONLY

By:		Received by:
AUTHORIZED SIGNER
Name:

	Title:	Date:

COMARCO WIRELESS TECHNOLOGIES, INC.		Verified:
AUTHORIZED SIGNER

By:		Date:

Name:

	Title:	Compliance Status: Yes No

Schedule 1 to Compliance Certificate
Financial Covenants of Borrower
In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.
Dated:
Quick Ratio (Section 6.9(a))
Required: 1.25 to 1.0
Actual:

A.	Aggregate value of the unrestricted cash and cash equivalents of Borrower
	and its Subsidiaries maintained at Bank and Bank’s Affiliates	$

B.	Aggregate value of the Accounts of Borrower and its Subsidiaries	$

C.	Aggregate value of the Investments with maturities of fewer than 12 months
	of Borrower and it Subsidiaries maintained at Bank and Bank’s Affiliates	$

D.	Quick Assets (the sum of lines A through C)	$

E.	Aggregate value of Obligations to Bank	$

F.	Aggregate value of liabilities that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all
Indebtedness, and not otherwise reflected in line E above that matures
	within one (1) year	$

G.	Current Liabilities (the sum of lines E and F)	$

H.	Quick Ratio (line D divided by line G)
Is line H equal to or greater than 1.25 to 1.0?

No, not in compliance	Yes, in compliance